                          AMENDMENT OF PROMISSORY NOTE

                                  JUNE 28, 2002

The promissory note dated September 15, 2000 and amended March 21, 2001, May 8,
2001, September 30, 2001 and December 17, 2001, whereby Hayseed Stephens Oil
Inc., agreed to loan Ness Energy International, Inc., up to $600,000.00 and amended to $2,000,000.00, at an interest rate of prime plus 2% to be repaid, including interest, in one payment by September 15, 2002. The interest payment was amended to be repaid, including interest, in one payment by September 15,
2002. The interest payment was amended to be paid on a current basis as requested. This amendment is as follows.

The amount is amended up to $2,500,000.00.

The repayment date is extended to July 1, 2003.

All other conditions remain unchanged.

1)  /s/  Kaye Oakes                                   /s/  Hayseed Stephens
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           Witness                                         Hayseed Stephens Oil, Inc.

2)  /s/ Deborah Tillery                                /s/ Bob Lee
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            Witness                                        Ness Energy International, Inc.